XBiotech Inc. SC TO-I

Exhibit (a)(1)(ii)

Letter of Transmittal

For Tender of Common Shares of

XBiotech Inc.

At a Purchase Price Not Greater than $33.00 per Share Nor Less than $30.00 per Share

Pursuant to the Offer to Purchase Dated January 14, 2020

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
FEBRUARY 12, 2020, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS THEY MAY BE EXTENDED, THE
“EXPIRATION DATE”).

The undersigned seller represents that I (we) have full authority to tender without restriction the certificate(s) listed below. You are hereby authorized and instructed to deliver to the address indicated below (unless otherwise instructed in the boxes in the following page) a check representing a cash payment for common shares, no par value per share, of XBiotech Inc. (“XBiotech”) (collectively the “Shares”) tendered pursuant to this Letter of Transmittal, for purchase by you at a price not greater than $33.00 nor less than $30.00 per Share, to the undersigned seller in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions in the Offer to Purchase, dated January 14, 2020 (the “Offer to Purchase” and, together with this Letter of Transmittal, as they may be amended or supplemented from time to time, the “Offer”).

THIS FORM SHOULD BE COMPLETED, SIGNED AND SENT TOGETHER WITH ALL OTHER DOCUMENTS, INCLUDING YOUR CERTIFICATES FOR SHARES TO AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (THE “DEPOSITARY”) AT ONE OF THE ADDRESSES SET FORTH BELOW. DELIVERY OF THIS LETTER OF TRANSMITTAL OR OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH BELOW DOES NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO XBIOTECH OR D.F. KING & CO., INC. (THE “INFORMATION AGENT”) WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE DEPOSITORY TRUST COMPANY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

Pursuant to the Offer to Purchase up to $420,000,000 in value of Shares, the undersigned encloses herewith and tenders the following certificates representing shares of XBiotech:

Name(s) and Address of Registered Holder(s) If there is any error in the name or address shown below, please make the necessary corrections	DESCRIPTION OF SHARES SURRENDERED (Please fill in. Attach separate schedule if needed)
	Certificate No(s)	Number of Shares

TOTAL SHARES

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2.

Mail or deliver this Letter of Transmittal, together with the certificate(s) representing your Shares, to:

American Stock Transfer & Trust Company, LLC

By Hand, Express Mail, Courier or Other Expedited Service:	By Mail:
American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219	American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

For assistance call (877) 248-6417 or (718) 921-8317

READ THE INSTRUCTIONS CAREFULLY BEFORE
COMPLETING THIS LETTER OF TRANSMITTAL.

Indicate below the order (by certificate number) in which Shares are to be purchased in the event of proration (attach additional signed list if necessary). If you do not designate an order and if less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Instruction 16.

1st:	2nd:	3rd:
4th:	5th:

☐Lost Certificates. I have lost my certificate(s) for Shares and I require assistance in replacing the Shares. See Instruction 12.

YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND
COMPLETE THE IRS FORM W-9 PROVIDED BELOW.

(Non-U.S. Holders Please Obtain and Complete an Applicable IRS Form W-8)

This Letter of Transmittal is to be used either if certificates for common shares, no par value per share (the “Shares”), being tendered are to be forwarded with this Letter of Transmittal or, unless an Agent’s Message (defined below) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company, which is referred to as the Book-Entry Transfer Facility, pursuant to the procedures set forth in Section 3 of the Offer to Purchase dated January 14, 2020 (as may be amended or supplemented from time to time, the “Offer to Purchase”). Tendering shareholders must deliver either the certificates for, or timely confirmation of book-entry transfer in accordance with the procedures described in Section 3 of the Offer to Purchase with respect to, their Shares and all other documents required by this Letter of Transmittal to the Depositary by 5:00 p.m., New York City time, on Wednesday, February 12, 2020 (as this time may be extended at any time or from time to time by XBiotech in its sole discretion in accordance with the terms of the Offer, the “Expiration Date”). Tendering shareholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or timely confirmation of book-entry in accordance with the procedures described in Section 3 of the Offer to Purchase with respect to, their Shares and all other documents required by this Letter of Transmittal to the Depositary by the time provided immediately above must tender their Shares in accordance with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. All capitalized terms not otherwise defined herein have the meaning ascribed to them in the Offer to Purchase.

Your attention is directed in particular to the following:

1. If you want to retain the Shares you own, you do not need to take any action.

2. If you want to participate in the Offer and wish to maximize the chance that XBiotech will accept for payment Shares you are tendering by this Letter of Transmittal, you should check the box marked “Shares Tendered At Price Determined Under The Offer” below and complete the other portions of this Letter of Transmittal as appropriate. You should understand that this election may effectively lower the Final Purchase Price (defined below) and could result in your tendered Shares being purchased at the minimum price of $30.00 per Share.

3. If you wish to select a specific price at which you will be tendering your Shares, you should select one of the boxes in the section captioned “Shares Tendered At Price Determined By Shareholder” below and complete the other portions of this Letter of Transmittal as appropriate.

Shareholders should carefully consider the income tax consequences of tendering shares pursuant to the Offer. See Section 14, “Certain United States and Canadian Federal Income Tax Consequences,” in the Offer to Purchase that accompanies this Letter of Transmittal.

METHOD OF DELIVERY

☐CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE ENCLOSED HEREWITH.

☐CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK- ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES OUTLINED IN SECTION 3 OF THE OFFER TO PURCHASE AND COMPLETE THE FOLLOWING:

Name (s) of Registered Owner (s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

Account Number:

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

(See Instruction 5)

THE UNDERSIGNED IS TENDERING SHARES AS FOLLOWS (CHECK ONLY ONE BOX
UNDER (1) OR (2) BELOW).

1.SHARES TENDERED AT PRICE DETERMINED UNDER THE OFFER

By checking the box below INSTEAD OF ONE OF THE BOXES UNDER “Shares Tendered At Price Determined By Shareholder,” the undersigned hereby tenders Shares at the purchase price as shall be determined by XBiotech in accordance with the terms of the Offer.

☐The undersigned wants to maximize the chance that XBiotech will accept for payment all of the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes below, the undersigned hereby tenders Shares at, and is willing to accept, the purchase price determined by XBiotech in accordance with the terms of the Offer. The undersigned understands that this action will result in the undersigned’s Shares being deemed to be tendered at the minimum price of $30.00 per Share for purposes of determining the Final Purchase Price. This may effectively lower the Final Purchase Price and could result in the undersigned receiving a per Share price as low as $30.00.

2.SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER

By checking ONE of the following boxes INSTEAD OF THE BOX UNDER “Shares Tendered At Price Determined Under The Offer,” the undersigned hereby tenders Shares at the price checked. The undersigned understands that this action could result in XBiotech purchasing none of the Shares tendered hereby if the purchase price determined by XBiotech for the Shares is less than the price checked below.

☐	$30.00	☐	$30.25	☐	$30.50	☐	$30.75	☐	$31.00
☐	$31.25	☐	$31.50	☐	$31.75	☐	$32.00	☐	$32.25
☐	$32.50	☐	$32.75	☐	$33.00

CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

A SHAREHOLDER DESIRING TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SHARES ARE TENDERED. THE SAME SHARES CANNOT BE TENDERED, UNLESS PREVIOUSLY PROPERLY WITHDRAWN AS PROVIDED IN SECTION 4 OF THE OFFER TO PURCHASE, AT MORE THAN ONE PRICE.

ODD LOTS

(See Instruction 15)

As described in Section 1 of the Offer to Purchase, under certain conditions, shareholders holding fewer than 100 Shares may have their Shares accepted for payment before any proration of other tendered Shares. This preference is not available to partial tenders, or to beneficial or record holders of an aggregate of 100 or more Shares, even if such holders have separate accounts or certificates representing fewer than 100 Shares. Accordingly, this section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 Shares. The undersigned:

☐owns, whether beneficially or of record, an aggregate of fewer than 100 Shares and is tendering all such Shares.

CONDITIONAL TENDER

(See Instruction 14)

A shareholder may tender Shares subject to the condition that a specified minimum number of the shareholder’s Shares tendered pursuant to the Letter of Transmittal must be purchased if any Shares tendered are purchased, all as described in the Offer to Purchase, particularly in Section 6 of the Offer to Purchase. Unless at least the minimum number of Shares indicated below is purchased by XBiotech pursuant to the terms of the Offer, none of the Shares tendered will be purchased. It is the tendering shareholder’s responsibility to calculate that minimum number of Shares that must be purchased if any are purchased, and XBiotech urges shareholders to consult their own financial and tax advisors before completing this section. Unless this box has been checked and a minimum specified, the tender will be deemed unconditional.

The minimum number of Shares that must be purchased, if any are purchased, is: _________ Shares.

If, because of proration, the minimum number of Shares designated will not be purchased, XBiotech may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering shareholder must have tendered all of his or her Shares and checked this box:

☐The tendered Shares represent all Shares held by the undersigned.

LOST OR DESTROYED CERTIFICATE(S)

IF ANY STOCK CERTIFICATE REPRESENTING SHARES THAT YOU OWN HAS BEEN LOST, STOLEN OR DESTROYED, PLEASE CONTACT THE DEPOSITARY AT (877) 248-6417 (DOMESTIC) or (718) 921-8317 (FOREIGN) PROMPTLY TO OBTAIN INSTRUCTIONS AS TO THE STEPS THAT MUST BE TAKEN IN ORDER TO REPLACE THE CERTIFICATE. THIS LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST OR DESTROYED CERTIFICATES HAVE BEEN FOLLOWED. PLEASE CONTACT THE DEPOSITARY IMMEDIATELY TO PERMIT TIMELY PROCESSING OF THE REPLACEMENT DOCUMENTATION. SEE INSTRUCTION 13.

NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentleman:

The undersigned hereby tenders to XBiotech Inc., a British Columbia corporation (“XBiotech”), the above-described common shares, no par value per share, of XBiotech (the “Shares”), at the price per Share indicated in this Letter of Transmittal, to the seller in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions set forth in XBiotech’s Offer to Purchase dated January 14, 2020 (as may be amended or supplemented from time to time, the “Offer to Purchase”) and this Letter of Transmittal (which together, as they may be amended or supplemented from time to time, constitute the “Offer”), receipt of which is hereby acknowledged.

Subject to and effective on acceptance for payment of, and payment for, the Shares tendered with this Letter of Transmittal in accordance with, and subject to, the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, XBiotech, all right, title and interest in and to all the Shares that are being tendered and irrevocably constitutes and appoints American Stock Transfer & Trust Co., LLC (the “Depositary”), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such tendered Shares, to (a) deliver certificates for such tendered Shares or transfer ownership of such tendered Shares on the account books maintained by The Depository Trust Company (the “Book-Entry Transfer Facility”), together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, XBiotech upon receipt by the Depositary, as the undersigned’s agent, of the aggregate purchase price with respect to such tendered Shares, (b) present such tendered Shares for cancellation and transfer on XBiotech’s books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such tendered Shares, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares and, when the same are accepted for payment, XBiotech will acquire good title thereto, free and clear of all liens, security interests, restrictions, charges, claims, encumbrances, conditional sales agreements or other similar obligations relating to the sale or transfer of the tendered Shares, and the same will not be subject to any adverse claim or right. The undersigned will, on request by the Depositary or XBiotech, execute any additional documents deemed by the Depositary or XBiotech to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any and all such other Shares or other securities or rights), all in accordance with the terms of the Offer.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that:

1. the valid tender of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal constitutes the undersigned’s acceptance of the terms and conditions of the Offer; XBiotech’s acceptance of the tendered Shares will constitute a binding agreement between the undersigned and XBiotech on the terms and subject to the conditions of the Offer;

2. it is a violation of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, for a person acting alone or in concert with others, directly or indirectly, to tender Shares for such person’s own account unless at the time of tender and at the Expiration Date such person has a “net long position” in (a) the Shares that is equal to or greater than the amount tendered and will deliver or cause to be delivered such Shares for the purpose of tender to XBiotech within the period specified in the Offer or (b) other securities immediately convertible into, exercisable for or exchangeable into Shares (“Equivalent Securities”) that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such Shares by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Offer and will deliver or cause to be delivered such Shares so acquired for the purpose of tender to XBiotech within the period specified in the Offer. Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of Shares made pursuant to any method of delivery set forth in this Letter of Transmittal will constitute the tendering shareholder’s representation and warranty to XBiotech that (y) such shareholder has a “net long position” in Shares or Equivalent Securities being tendered within the meaning of Rule 14e-4, and (z) such tender of Shares complies with Rule 14e-4. XBiotech’s acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the tendering shareholder and XBiotech upon the terms and subject to the conditions of the Offer;

3. XBiotech will, upon the terms and subject to the conditions of the Offer, determine a single per Share price (the “Final Purchase Price”), not greater than $33.00 nor less than $30.00 per Share, to the seller in cash, less any applicable withholding taxes and without interest, that it will pay for Shares properly tendered and not properly withdrawn from the Offer, taking into account the number of Shares so tendered and the prices specified, or deemed specified, by tendering shareholders;

4. the Final Purchase Price will be the lowest single purchase price, not greater than $33.00 nor less than $30.00 per Share, that will allow us to purchase $420,000,000 in value of Shares, or a lower amount depending on the number of Shares properly tendered and not properly withdrawn;

5. XBiotech reserves the right, in its sole discretion, to increase or decrease the per Share purchase price and to increase or decrease the value of Shares sought in the Offer. We may increase the value of Shares sought in the Offer to an amount greater than $420,000,000, subject to applicable law. In accordance with the rules of the Securities and Exchange Commission, we may increase the number of Shares accepted for payment in the Offer by no more than 2% of the outstanding Shares without extending the Offer;

6. Shares properly tendered prior to the Expiration Date at or below the Final Purchase Price and not properly withdrawn will be purchased in the Offer at the Final Purchase Price, upon the terms and subject to the conditions of the Offer, including the “odd lot” priority, proration (because more than the number of Shares sought are properly tendered) and conditional tender provisions described in the Offer to Purchase;

7. XBiotech will return at its expense all Shares it does not purchase, including Shares tendered at prices greater than the Final Purchase Price and not properly withdrawn and Shares not purchased because of proration or conditional tenders, promptly following the Expiration Date;

8. under the circumstances set forth in the Offer to Purchase, XBiotech expressly reserves the right, in its sole discretion, to terminate the Offer at any time and from time to time, upon the occurrence of any of the events set forth in Section 7 of the Offer to Purchase and to extend the period of time during which the Offer is open and thereby delay acceptance for payment of, and payment for, any Shares by giving oral or written notice of such extension to the Depositary and making a public announcement thereof. During any such extension, all Shares previously tendered and not properly withdrawn will remain subject to the Offer and to the rights of a tendering shareholder to withdraw such shareholder’s Shares;

9. shareholders who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase;

10. XBiotech has advised the undersigned to consult with the undersigned’s own advisors as to the consequences of tendering Shares pursuant to the Offer; and

11. THE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF THAT JURISDICTION.

The undersigned agrees to all of the terms and conditions of the Offer.

Unless otherwise indicated below in the section captioned “Special Issuance Instructions,” please issue the check for payment of the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for payment of the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for payment of the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. Appropriate medallion signature guarantees by an Eligible Institution (as defined in Instruction 1) have been included with respect to Shares for which Special Issuance Instructions have been given. The undersigned recognizes that

XBiotech has no obligation pursuant to the “Special Payment Instructions” to transfer any Shares from the name of the registered holder(s) thereof if XBiotech does not accept for payment any of the Shares.

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 6, 7 and 8)

To be completed ONLY if the check for the aggregate purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature.

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 6, 7 and 8)

To be completed ONLY if the check for the aggregate purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature.

Mail: ☐ Check ☐Certificate(s) to:		Mail: ☐ Check ☐Certificate(s) to:
Name:		Name:
	(Please Print)		(Please Print)
Address:		Address:

	(Please Include Zip Code)		(Please Include Zip Code)

	(Taxpayer Identification or Social Security Number)		(Taxpayer Identification or Social Security Number)

	(Taxpayer Identification or Social Security Number)		(Taxpayer Identification or Social Security Number)

CANADIAN WITHHOLDING TAX

The following certifications assume that the undersigned is either (i) the beneficial holder of the Shares tendered (the “Beneficial Owner”), or (ii) holds the Shares tendered on behalf of only one Beneficial Owner. Shareholders holding Shares tendered on behalf of more than one Beneficial Owner should provide the certifications below by completing Schedule A of this Letter of Transmittal on the following page.

I. Tax Residency

All Shareholders must complete the following. See Instruction 11.

The undersigned certifies that the Beneficial Owner (please check one box only):

☐ is resident in Canada for purposes of the Income Tax Act (Canada) (the “Tax Act”)

☐ is not resident in Canada for purposes of the Tax Act

II. Non-Residents of Canada

Shareholders are only required to complete the following if the Beneficial Owner is not resident in Canada for purposes of the Tax Act. See Instruction 11.

Applicability of a Tax Convention

Non-resident withholding tax may apply, at a rate of 25%, to certain amounts paid or deemed to be paid in respect of Shares beneficially owned by persons not resident in Canada for purposes of the Tax Act. Withholding tax may arise for example with respect to a deemed dividend arising pursuant to the Offer, if any. However, if the Beneficial Owner is entitled to the benefits of a tax convention entered into between Canada and the Beneficial Owner’s country of residence (a “Tax Convention”), the withholding tax rate may be reduced to less than 25%. To benefit from a Tax Convention, the Shareholder must properly complete and provide the documentation described below.

The undersigned certifies that (please check one box only):

☐The Shareholder (a) is the Beneficial Owner of the tendered Shares and (b) has completed and provided Canada Revenue Agency Form NR301 – Declaration of Eligibility for Benefits Under a Tax Treaty for a Non-Resident Taxpayer (a “Form NR301”)*, a copy of which is included with this Letter of Transmittal;

☐The Shareholder (a) is not the Beneficial Owner of the tendered Shares and (b) has completed Schedule B of this Letter of Transmittal certifying that the Beneficial Owner is entitled to the benefits of a Tax Convention; or

☐The Shareholder has not completed or provided Form NR 301 or Schedule B of this Letter of Transmittal. FAILURE TO PROVIDE THIS INFORMATION WILL RESULT IN THE APPLICATION OF A 25% WITHHOLDING TAX RATE TO A RELEVANT AMOUNT IF ANY.

* Partnerships or Hybrid Entities must complete Form NR 302 or Form NR 303, as applicable.

SCHEDULE A

TO BE COMPLETED BY SHAREHOLDERS HOLDING UNITS ON BEHALF OF MORE THAN ONE
BENEFICIAL OWNER

Country of Residence of Beneficial Owners of tendered Shares	Number of Tendered Shares Held	Withholding Tax Rate
Canada		Not applicable
United States
Other (please indicate)

Total (Attach an additional schedule if more space is needed)

By completing this Schedule A, the Shareholder hereby certifies that:

1.the Shareholder holds the number of Tendered Shares indicated above in the row entitled “Canada” on behalf of persons resident in Canada for purposes of the Tax Act; and

2.with respect to Beneficial Owners not resident in Canada who are eligible for withholding tax rates of less than 25%, the Tendered Shares indicated above, registered in the Shareholder’s name, are held solely for the beneficial ownership of persons resident in the country indicated and eligible to claim tax treaty benefits under a tax treaty between Canada and the country indicated above which provides for a Canadian withholding tax rate as indicated above on any deemed dividend arising pursuant to the Offer;

By completing this Schedule A, the Shareholder undertakes to provide to the Purchaser and the Canada Revenue Agency, upon request, such additional information as may be necessary to further substantiate the accuracy of the information contained herein, and such further or other information as the Purchaser or the Canada Revenue Agency may for any reason request in respect of any relevant tax matter arising pursuant to the Offer.

SCHEDULE B

TO BE COMPLETED BY SHAREHOLDERS HOLDING UNITS ON BEHALF OF NON-RESIDENT BENEFICIAL OWNERS

TO:XBiotech Inc.

AND TO:American Stock Transfer & Trust Co., LLC

RE: Tendered Shares of XBiotech Inc.

I/We, ______________________ (insert name of Shareholder), hereby certify that the tendered Shares, which units are registered in my/our name, are held solely for the beneficial ownership of a person resident in (insert country) and eligible to claim tax treaty benefits under a tax treaty between Canada and the country of residence which provides for a Canadian withholding tax rate of _____ % on dividends that may be deemed paid pursuant to the Offer (if any).

I/We undertake to provide to you or to the Canada Revenue Agency, upon request, such information as may be necessary to substantiate the accuracy of the information contained herein, such as Form NR301, NR302, or NR303, or the information requested in these forms received from the beneficial holders or payees, and to provide such additional information as you may require.

Dated, _____________, 2020.

___________________________________________

(Signature of Shareholder or authorized signatory)

IMPORTANT: SHAREHOLDERS SIGN HERE

(also please complete IRS Form W-9 below or appropriate IRS Form W-8)

Signature(s) of Owner(s):

Dated:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or by person(s) authorized to become registered holder(s) of stock certificate(s) as evidenced by endorsement or stock powers transmitted herewith. If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the full title of the person should be set forth. See Instruction 6.).

Name(s):

(Please Print)
Capacity (full title):
Address:
(Include Zip Code)
Daytime Area Code and Telephone Number:
Taxpayer Identification or Social Security No.:

Complete accompanying IRS Form W-9 or appropriate IRS Form W-8.

GUARANTEE OF SIGNATURE(S)

(For use by Eligible Institutions only; see Instructions 1 and 6)

Name of Firm:
Address:
(Include Zip Code)
Authorized Signature:
Name:

(Please Type or Print)
Area Code and Telephone Number:

Dated: _________, 2020

NOTE: A notarization by a notary public is not acceptable.

PLACE MEDALLION GUARANTEE IN SPACE BELOW.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the Book-Entry Transfer Facility’s system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has (have) completed the section captioned “Special Issuance Instructions” on this Letter of Transmittal) or (b) such Shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of a Medallion Program approved by the Securities Transfer Agents Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program, or is otherwise an “eligible guarantor institution,” as the term is defined in Exchange Act Rule 17Ad-15, each of the foregoing constituting an “Eligible Institution.” In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6. If you have any questions regarding the need for a signature guarantee, please call the Information Agent at (212) 269-5550 (banks and brokers) or (866) 856-3065 (all others).

2. Requirements of Tender. This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a shareholder to properly tender Shares pursuant to the Offer, (a) a Letter of Transmittal, properly completed and duly executed, and the certificate(s) representing the tendered Shares, together with any required signature guarantees, and any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Letter of Transmittal prior to the Expiration Date, or (b) a Letter of Transmittal, properly completed and duly executed, together with any required Agent’s Message and any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Letter of Transmittal prior to the Expiration Date and Shares must be delivered pursuant to the procedures for book-entry transfer set forth in this Letter of Transmittal (and a book-entry confirmation must be received by the Depositary) prior to the Expiration Date, or (c) the shareholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

Tenders of Shares made pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. If XBiotech extends the Offer beyond that time, tendered Shares may be withdrawn at any time until the extended Expiration Date. Shares that have not previously been accepted by XBiotech for payment may be withdrawn at any time after 5:00 p.m., New York City time, on February 12, 2020. To withdraw tendered Shares, shareholders must deliver a written notice of withdrawal to the Depositary within the prescribed time period at one of the addresses set forth in this Letter of Transmittal.

Any notice of withdrawal must specify the name of the tendering shareholder, the number of Shares to be withdrawn, and the name of the registered holder of the Shares. In addition, if the certificates for Shares to be withdrawn have been delivered or otherwise identified to the Depositary, then, before the release of the certificates, the tendering shareholder must also submit the serial numbers shown on the particular certificates for Shares to be withdrawn and the signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution (except in the case of Shares tendered by an Eligible Institution). If Shares have been tendered pursuant to the procedures for book-entry transfer, the notice of withdrawal also must specify the name and the number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Shares and must otherwise comply with the procedures of that facility. Withdrawals may not be rescinded and any Shares withdrawn will not be properly tendered for purposes of the Offer unless the withdrawn Shares are properly re-tendered prior to the Expiration Date by following the procedures described above.

Shareholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to those procedures, (a) tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by XBiotech, must be received by the Depositary prior to the Expiration Date and (c) the certificates for all tendered Shares in proper form for transfer (or a book-entry confirmation with respect to all such Shares), together with a Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary, in each case within two trading days after the date of execution of the Notice of Guaranteed Delivery as provided in Section 3 of the Offer to Purchase. A “trading day” is any day on which the NASDAQ Global Select Market is open for business. The term “Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that XBiotech may enforce such agreement against the participant.

THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE

DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). WHEN DELIVERING BY MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT YOU PROPERLY INSURE THE DOCUMENTS. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ENSURE TIMELY DELIVERY.

Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. No fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for payment of their Shares.

3. Inadequate Space. If the space provided in this Letter of Transmittal is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

4. Partial Tenders of Shares Represented By Certificates. If fewer than all of the Shares represented by any certificate submitted to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Description of Shares Tendered.” In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Indication of Price at Which Shares are Being Tendered. For Shares to be properly tendered, the shareholder MUST either (1) check the box in the section captioned “Shares Tendered At Price Determined Under The Offer” in order to maximize the chance of having XBiotech accept for payment all of the Shares tendered (subject to the possibility of proration) or (2) check the box indicating the price per Share at which such shareholder is tendering Shares under “Shares Tendered At Price Determined by Shareholder.” Selecting option (1) could result in the shareholder receiving a price per Share as low as $30.00. ONLY ONE BOX UNDER (1) OR (2) MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A SHAREHOLDER WISHING TO TENDER PORTIONS OF SUCH SHAREHOLDER’S SHARE HOLDINGS AT DIFFERENT PRICES MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SUCH SHAREHOLDER WISHES TO TENDER EACH SUCH PORTION OF SUCH SHAREHOLDER’S SHARES. The same Shares cannot be tendered more than once, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.

6. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change or alteration whatsoever.

If any of the Shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

If any Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing and submit proper evidence satisfactory to XBiotech of his or her authority to so act.

If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or certificates for Shares not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares tendered hereby, the certificate(s) representing such Shares must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution.

7. Stock Transfer Taxes. XBiotech will pay any stock transfer taxes with respect to the transfer and sale of Shares to it pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if Shares tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such other person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption from the payment of such taxes is submitted with this Letter of Transmittal.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

8. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or certificates for any Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

9. Waiver of Conditions; Irregularities. All questions as to the number of Shares to be accepted, the purchase price to be paid for Shares to be accepted, the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares and the validity (including time of receipt) and form of any notice of withdrawal of tendered Shares will be determined by XBiotech, in its sole discretion, and such determination will be final and binding on all parties absent a finding to the contrary by a court of competent jurisdiction. XBiotech may delegate power in whole or in part to the Depositary. XBiotech reserves the absolute right to reject any or all tenders of any Shares that XBiotech determines are not in proper form or the acceptance for payment of or payment for which may, in the opinion of XBiotech’s counsel, be unlawful. XBiotech reserves the absolute right to reject any notices of withdrawal that it determines are not in proper form. XBiotech also reserves the absolute right, subject to the applicable rules and regulations of the Securities and Exchange Commission, to waive any of the conditions of the Offer prior to the Expiration Date, or any defect or irregularity in any tender or withdrawal with respect to any particular Shares or any particular shareholder (whether or not XBiotech waives similar defects or irregularities in the case of other shareholders), and XBiotech’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties absent a finding to the contrary by a court of competent jurisdiction. In the event a condition is waived with respect to any particular shareholder, the same condition will be waived with respect to all shareholders. No tender or withdrawal of Shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering or withdrawing shareholder or waived by XBiotech. XBiotech will not be liable for failure to waive any condition of the Offer, or any defect or irregularity in any tender or withdrawal of Shares. Unless waived, any defects or irregularities in connection with tenders or withdrawals must be cured within the period of time XBiotech determines. None of XBiotech, the Information Agent, the Depositary or any other person will be obligated to give notice of any defects or irregularities in any tender or withdrawal, nor will any of the foregoing incur any liability for failure to give any such notification.

10. Backup Withholding. In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a U.S. Holder (as defined below) tendering Shares in the Offer must (a) qualify for an exemption, as described below or (b) provide the Depositary or other applicable withholding agent with such U.S. Holder’s correct taxpayer identification number (“TIN”) (i.e., social security number or employer identification number) on IRS Form W-9, a copy of which is included with this Letter of Transmittal, and certify under penalties of perjury that (i) the TIN provided is correct, (ii) (x) the U.S. Holder is exempt from backup withholding, (y) the U.S. Holder has not been notified by the Internal Revenue Service (the “IRS”) that such U.S. Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (z) the IRS has notified the U.S. Holder that such U.S. Holder is no longer subject to backup withholding, and (iii) the U.S. Holder is a U.S. person (including a U.S. resident alien). If a U.S. Holder does not provide a correct TIN or fails to provide the certifications described above, the IRS may impose a $50 penalty on such U.S. Holder and payment of cash to such U.S. Holder pursuant to the Offer may be subject to backup withholding at the applicable statutory rate (currently 24%).

A “U.S. Holder” is any shareholder that for U.S. federal income tax purposes is (i) a citizen or resident of the United States, including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code, (ii) a corporation or partnership created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more “United States persons” within the meaning of Section 7701(a)(30) of the Code have the authority to control all substantial decisions of the trust, or, if the trust was in existence on August 20, 1996, and it has elected to continue to be treated as a United States person.

Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is timely given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained upon timely filing an income tax return.

A tendering U.S. Holder is required to give the Depositary or other applicable withholding agent the TIN of the record owner of the Shares being tendered. If the Shares are held in more than one name or are not in the name of the actual owner, consult the instructions to the enclosed IRS Form W-9 for guidance on which number to report.

If a U.S. Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. Holder should write “Applied For” in the space provided for the TIN in Part I of the IRS Form W-9, and sign and date the IRS Form W-9. Writing “Applied For” means that a U.S. Holder has already applied for a TIN or that such U.S. Holder intends to apply for one soon. Notwithstanding that the U.S. Holder has written “Applied For” in Part I, the Depositary will withhold the applicable statutory rate (currently 24%) on all payments made prior to the time a properly certified TIN is provided to the Depositary.

Some shareholders are exempt from backup withholding. To prevent possible erroneous backup withholding, exempt shareholders should consult the instructions to the enclosed IRS Form W-9 for additional guidance.

Non-U.S. Holders (as defined below) should complete and sign the main signature form and IRS Form W-8BEN or W-8BEN-E (or other applicable IRS Form W-8) in order to avoid backup withholding. A copy of the appropriate IRS Form W-8 may be obtained from the Depositary or from the IRS website (www.irs.gov). A “Non-U.S. Holder” is a shareholder that is not a U.S. Holder. A disregarded domestic entity that has a foreign owner must use the appropriate IRS Form W-8, and not the IRS Form W-9. See the instructions to the enclosed IRS Form W-9 for more instructions.

11. Tax Residency – Canadian Withholding Tax.

Canadian Resident Shareholders

To ensure that non-resident withholding tax is not withheld in respect of tendered Shares beneficially owned by a person resident in Canada for purposes of the Tax Act (a “Canadian Resident Beneficial Owner”), the Shareholder must certify in Section I of the Canadian Withholding Tax form above that the Canadian Resident Beneficial Owner is a resident of Canada. Canadian Resident Beneficial Owners and Shareholders holding tendered Shares on behalf of a Canadian Resident Beneficial Owner are only required to complete Section I of the Canadian Withholding Tax form on page 10 of this Letter of Transmittal.

Non-Resident Shareholders

Non-resident withholding tax may apply in respect of Shares beneficially owned by a person who is not resident in Canada for purposes of the Tax Act (a “Non-Resident Beneficial Owner”). Non-Resident Beneficial Owners and Shareholders holding units on behalf of a Non-Resident Beneficial Owner are required to complete Sections I and II of the Canadian Withholding Tax form on page 10 of this Letter of Transmittal.

Applicability of a Tax Convention

Non-resident withholding tax may apply at a rate of 25% to certain amounts paid or deemed to be paid (including a deemed dividend arising under the Offer, if any) in respect of Shares beneficially owned by persons not resident in Canada for purposes of the Tax Act unless a Tax Convention is applicable to reduce the withholding tax rate. Non-Resident Beneficial Owners will be subject to withholding tax at 25% on any relevant amounts unless the information indicated in Section II of the Canadian Withholding Tax form on page 10 of this Letter of Transmittal is properly completed and provided along with the Letter of Transmittal.

If the Shareholder is the Beneficial Owner of the tendered Shares, the Shareholder must complete Form NR301, a copy of which is included with this Letter of Transmittal (or, in the case of a partnership or hybrid entity, Forms NR302 and NR303, as applicable).

If the Shareholder is not the Beneficial Owner of the tendered Shares, the Shareholder is required to complete the certification set out in Schedule B to this Letter of Transmittal.

Shareholders who do not properly complete and provide Form NR301 (or, in the case of a partnership or hybrid entity, Form NR302 or NR303, as applicable) or Schedule B, will be assumed to be subject to 25% non-resident withholding tax rate on any relevant amounts.

12. Requests for Assistance or Additional Copies. If you have questions or need assistance, you should contact the Information Agent at its address and telephone number set forth on the back cover of this Letter of Transmittal. If you require additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery, the IRS Form W-9 or other related materials, you should contact the Information Agent. Copies will be furnished promptly at XBiotech’s expense.

13. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary at (877) 248-6417 (domestic) or (718) 921-8317 (foreign). The shareholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

14. Conditional Tenders. As described in Sections 3 and 6 of the Offer to Purchase, shareholders may condition their tenders on all or a minimum number of their tendered Shares being purchased.

If you wish to make a conditional tender you must indicate this in the box captioned “Conditional Tender” in this Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery. In this box in this Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of Shares that must be purchased if any are to be purchased.

As discussed in Sections 3 and 6 of the Offer to Purchase, proration may affect whether XBiotech accepts conditional tenders and may result in Shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of Shares would not be purchased. Upon the terms and subject to the conditions of the Offer, if, because of proration (because more than the number of Shares sought are properly tendered), the minimum number of Shares that you designate will not be purchased, XBiotech may accept conditional tenders made at or below the Final Purchase Price by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all of your Shares and check the box so indicating. Upon selection by lot, if any, XBiotech will limit its purchase in each case to the designated minimum number of Shares.

All tendered Shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed. If you are an Odd Lot Holder and you tender all of your Shares, you cannot conditionally tender, because your Shares will not be subject to proration.

The conditional tender alternative is made available so that a shareholder may seek to structure the purchase of Shares pursuant to the Offer in such a manner that the purchase will be treated as a sale of such Shares by the shareholder, rather than the payment of a dividend to the shareholder, for U.S. federal income tax purposes. It is the tendering shareholder’s responsibility to calculate the minimum number of Shares that must be purchased from the shareholder in order for the shareholder to qualify for sale rather than dividend treatment. Each shareholder is urged to consult his or her own tax advisor. No assurances can be provided that a conditional tender will achieve the intended U.S. federal income tax result for any shareholder tendering Shares. See Section 6 of the Offer to Purchase.

15. Odd Lots. As described in Section 1 of the Offer to Purchase, if XBiotech is to purchase fewer than all Shares tendered before the Expiration Date and not properly withdrawn, the Shares purchased first will consist of all Odd Lots of less than 100 Shares from shareholders who properly tender all of their Shares at or below the Final Purchase Price and who do not properly withdraw them before the Expiration Date (tenders of less than all of the Shares owned, beneficially or of record, by such Odd Lot Holder will not qualify for this preference). This preference will not be available to registered holders unless the section captioned “Odd Lots” in this Letter of Transmittal is completed.

16. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the U.S. federal income tax classification and the amount of any gain or loss on the Shares purchased. See Section 1 and Section 14 of the Offer to Purchase.

IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

Form **W-9**

(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

# Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

**Give Form to the requester. Do not send to the IRS.**

Print or type. See **Specific Instructions** on page 3.

**1** Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

**2** Business name/disregarded entity name, if different from above

**3** Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ____________

**Note:** Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

**4** Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ____________

Exemption from FATCA reporting code (if any) ____________

*(Applies to accounts maintained outside the U.S.)*

**5** Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

**6** City, state, and ZIP code

**7** List account number(s) here (optional)

## Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

**Note:** If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

**Social security number**

☐☐☐ – ☐☐ – ☐☐☐☐

**or**

**Employer identification number**

☐☐ – ☐☐☐☐☐☐☐

## Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

**Certification instructions.** You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

**Sign Here** **Signature of U.S. person** ▶ **Date** ▶

# General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

**Future developments**. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

## Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

*If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See* What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 10-2018)

Form W-9 (Rev. 10-2018) Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting,* later, for further information.

**Note:** If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

**Definition of a U.S. person.** For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

**Special rules for partnerships.** Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

**Foreign person.** If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

**Nonresident alien who becomes a resident alien.** Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

***Example.*** Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

## Backup Withholding

**What is backup withholding?** Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

**Payments you receive will be subject to backup withholding if:**

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code,* later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships,* earlier.

## What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code,* later, and the Instructions for the Requester of Form W-9 for more information.

## Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

## Penalties

**Failure to furnish TIN.** If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

**Civil penalty for false information with respect to withholding.** If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Canada Revenue Agency / Agence du revenu du Canada

**Protected B** when completed

**NR301**

# Declaration of eligibility for benefits (reduced tax) under a tax treaty for a non-resident person

**(NOTE: Partnerships should use Form NR302 and hybrid entities should use Form NR303)**

Use this form if you are a non-resident taxpayer resident in a country that Canada has a tax treaty with and you are eligible to receive the reduced rate of tax or exemption provided by the treaty on all or certain income and you:

- receive income subject to Part XIII withholding tax, such as investment income, pension, annuities, royalties, and estate or trust income, and the withholding tax rate is reduced by the tax treaty, or
- are completing forms T2062, *Request by a Non-Resident of Canada for a Certificate of Compliance Related to the Disposition of Taxable Canadian Property* or T2062A, *Request by a Non-Resident of Canada for a Certificate of Compliance Related to the Disposition of Canadian Resource or Timber Resource Property, Canadian Real Property (Other Than Capital Property), or Depreciable Taxable Canadian Property* to request a certificate of compliance for the disposition of treaty protected property, or
- derive income of any kind through a partnership or hybrid entity and it asks you to complete Form NR301 to support a declaration by the partnership or hybrid entity.

Please refer to the instruction pages for more information.

**Part 1. Legal name of non-resident taxpayer** (for individuals: first name, last name)

**Part 2. Mailing address:** P.O. box, apt no., street no., street name and city

| State, province or territory | Postal or zip code | Country |
|---|---|---|
| | | |

**Part 3. Foreign tax identification number**

**Part 4. Recipient type**

☐ Individual ☐ Corporation ☐ Trust

**Part 5. Tax identification number**

| Enter your Canadian social insurance number or Canadian individual tax number, if you have one: | Enter the corporation's Canadian business number, if it has one: | Enter the trust's Canadian account number, if it has one: |
|---|---|---|
| | RC | T |

**Part 6. Country of residence for treaty purposes**

**Part 7. Type of income for which the non-resident taxpayer is making this declaration**

☐ Interest, dividends, and/or royalties ☐ Trust income ☐ Other – specify income type or indicate "all income" ____________________

**Part 8. Certification and undertaking**

- I certify that the information given on this form is correct and complete.
- I certify that I am, or the non-resident taxpayer is, the beneficial owner of all income to which this form relates.
- I certify that to the best of my knowledge and based on the factual circumstances that I am, or the non-resident taxpayer is, entitled to the benefits of the tax treaty between Canada and the country indicated in part 6 on the income listed in part 7.
- I undertake to immediately notify whoever I am submitting this form to (whether it is the payer, agent or nominee, CRA, or the partnership or hybrid entity through which the income is derived) of any changes to the information provided on this form.

| Signature of non-resident taxpayer or authorized person | Name of authorized person (print) | Position/title of authorized person | Telephone number | Date (YYYY/MM/DD) |
|---|---|---|---|---|
| | | | | |

**Expiry date – For Part XIII tax withholding purposes, this declaration expires when there is a change in the taxpayer's eligibility for treaty benefits or three years from the end of the calendar year in which this form is signed and dated, whichever is earlier.**

NR301 E (13) (Ce formulaire est disponible en français.) Canada

**Do not use this form:**

- to support exemptions from tax under Article XXI of the Canada-U.S. tax treaty. You must apply to the CRA for a Letter of Exemption. Refer to guide T4016, *Exempt U.S. Organizations – Under Article XXI of the Canada-United States Tax Convention*.
- to support exemptions under a tax treaty that does not tax pension income if the total amount received from all payers is less than a certain threshold amount, or in other situations where Form NR5, *Application by a non-resident of Canada for a reduction in the amount of non-resident tax required to be withheld*, is applicable. See guide T4061, NR4 – *Non-resident tax withholding, remitting, and reporting* for more information on pension exemptions. In these cases, you have to file Form NR5 to receive a letter authorizing a reduction in withholding tax on pension income.
- to support exemptions from Part XIII withholding tax that are provided for in the *Income Tax Act*, such as fully exempt interest as defined in subsection 212(3); to support arm's length interest payments that are not captured by paragraph 212(1)(b); or to support reductions of the Part XIII withholding tax on rental income when the non-resident makes an election under Section 216. In these circumstances, the exemption or reduction is in the *Income Tax Act* rather than in one of Canada's tax treaties.

## Business profits and disposition gains

For exemptions pertaining to services provided in Canada, including those provided by artists and athletes who are exempt from tax under a tax treaty, see Rendering services in Canada at **cra.gc.ca/tx/nnrsdnts/cmmn/rndr/menu-eng.html** or Film Advisory Services at **cra.gc.ca/tx/nnrsdnts/flm/menu-eng.html**. These pages contain links to information for non-residents, including how to apply for a waiver of withholding tax. You may need to attach Form NR302, *Declaration of eligibility for benefits (reduced tax) under a tax treaty for a partnership with non-resident partners* or NR303, *Declaration of eligibility for benefits (reduced tax) under a tax treaty for a hybrid entity* to an application for a waiver in certain circumstances, such as when the applicant for the waiver is a partnership or hybrid entity. The payer of income for services provided in Canada must withhold tax on these payments unless the non-resident provides the payer with a copy of a tax waiver or reduction issued by the CRA for those services.

For exemptions pertaining to dispositions of taxable Canadian property, see Disposing of or acquiring certain Canadian property at **cra.gc.ca/nrdispositions/**. Vendors and purchasers will find information on filing forms T2062, T2062A, and T2062C on this page. Generally, the purchaser of taxable Canadian property has to withhold tax on the purchase price unless the vendor receives a certificate of compliance from the CRA, or other rules apply.

## Information and instructions for the non-resident taxpayer

### Part XIII tax

Part XIII tax is a withholding tax imposed on certain amounts paid or credited to non-residents of Canada. Subject to certain exceptions specified in the law, the rate of Part XIII tax is generally 25%. However, an income tax treaty between Canada and another country may provide for complete exemption from Part XIII tax or may reduce its rate.

It is the payer's responsibility to withhold and remit Part XIII tax at the appropriate rate and the payer is liable for any deficiency. For this reason, the payer may request a completed Form NR301 or equivalent information before applying a reduced rate of withholding tax. Without Form NR301, the payer may not be satisfied of your entitlement to treaty benefits for the application of less than the full 25% Part XIII tax rate.

### Foreign tax identification number

Enter the tax identification number that you use, if you have one, in your country of residence. For individuals who are resident in the United States, this is your social security number.

### Recipient type

Tick the appropriate type of non-resident taxpayer.

A foreign partnership that is treated as fiscally transparent under the laws of a foreign country, resulting in the partners paying tax on the partnership's worldwide income, should use Form NR302 to claim treaty benefits the partners are entitled to.

Hybrid entities (see "Amounts derived through hybrid entities" below) should use Form NR303 if they are considered "fiscally transparent" by a country that Canada has a tax treaty with and that treaty contemplates extending treaty benefits for income derived through the entity to the residents of that country who have an interest in the entity (e.g., see paragraph 6 of Article IV of the Canada-U.S. tax treaty). A foreign entity that is taxed as a corporation on its worldwide income under the laws of the foreign country completes Form NR301.

For other entity types, such as government entities and professional unincorporated associations, go to the CRA website at **cra.gc.ca/formspubs/frms/nr301-2-3-eng.html**.

### Canadian tax number

Provide a Canadian tax number, if you have one.

### Country of residence

Indicate your country of residence. You must be a resident of the country as defined in the tax treaty between Canada and that country. For more information, consult the publication *Income Tax Technical News No. 35* at **cra-arc.gc.ca/E/pub/tp/itnews-35/**, published February 26, 2007.

### Type of income

Enter the types of income being paid for which you are eligible for tax treaty benefits (such as an exemption from tax in Canada or a reduced withholding tax rate).

**Note:** Income, including interest and dividend income, paid by a trust (other than a deemed dividend paid by a SIFT trust to which subsection 104(16) applies) to a non-resident is considered "trust income" under the *Income Tax Act* and Canada's tax treaties.

Some tax treaties only reduce the Part XIII withholding tax on specific income types, such as interest or trust income, if the amount is taxable in the non-resident taxpayer's country of residence. To check if this applies to the income you receive, go to the Department of Finance website at **fin.gc.ca/treaties-conventions/treatystatus_-eng.asp**, or try the non-resident tax calculator at **cra.gc.ca/partxiii-calculator/**. For example, the Canada-United Kingdom tax treaty contains such a provision in paragraph 2 of Article 27.

### Limitation on benefits

Limitation on benefits provisions prevent the unintended use of treaties by residents of a third country. Tax treaty benefits will be refused if any applicable limitation on benefits provision is not satisfied.

For example, Article XXIX-A of the Canada-U.S. tax treaty generally restricts full treaty benefits to "qualifying persons" as defined in that article. U.S. resident individuals are "qualifying persons." Corporations, trusts, and other organizations resident in the United States should consult the tax treaty article to find out if they meet the criteria. The document "CRA guidelines for taxpayers requesting treaty benefits pursuant to paragraph 6 of article XXIX A of the Canada-U.S. Tax Convention" at **cra.gc.ca/tx/nnrsdnts/rtcl29-eng.html**, provides the Canada-U.S. tax treaty in Appendix II and information for those who do not meet the criteria.

Any questions or requests for assistance may be directed to the Information Agent at their respective telephone numbers and addresses set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery or related documents may be directed to the Information Agent at its telephone numbers or address set forth below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Depositary for the Offer is:

American Stock Transfer & Trust Co., LLC

By Hand, Express Mail, Courier or Other Expedited Service:	By Mail:
American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219	American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219
For assistance call (877) 248-6417 or (718) 921-8317

The Information Agent for the Offer is:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers
Call: (212) 269-5550
All Others Call: (866) 856-3065
Email: xbit@dfking.com